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                                                                   EXHIBIT 10(y)


                BAYBANKS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                FOURTH AMENDMENT


     The BayBanks Supplemental Executive Retirement Plan, as heretofore amended, is hereby further amended effective as of July 1, 1996, as follows:


     1. The parenthetical phrase in the second sentence of the second paragraph of Section 6.2(b) is amended in its entirety to read as follows: "(determined under Section 4.1 but without applying the subsection 4.1(a)(iii) offset for the participant's Retirement Plan accrued benefit)".


     2.   The Plan is amended by adding the following new Schedule A:


                                  "SCHEDULE A

     Special Retirement Benefits under the Early Retirement Window Program


          A.1  Applicability of this Schedule.  This Schedule A provides
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enhanced benefits for persons who are participants in this Plan who retire during a limited time period. The enhanced benefits (which are specified in Section A.3) are available only to participants who meet the requirements specified in Section A.2. A participant who does not meet the requirements specified in Section A.2 will not be eligible for the enhanced benefits provided under this Schedule A.

     A participant who elects to participate in the Early Retirement Window Program will receive the benefits payable under this Schedule A in lieu of benefits payable to such participant under the provisions of Article 4.


          A.2  Eligibility.
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          (a) Each participant who meets each of the following requirements of this subsection (a) and who is not excluded from eligibility under subsection
(b) below will receive the enhanced benefits specified in Section A.3:

               (i) Except as provided in subsection (c) below, as of July 1, 1996 and as of his date of retirement under this Schedule A, the participant is an active participant in the Plan. For purposes of the preceding sentence, an individual is not considered an active participant in the Plan as required if he retired or otherwise terminated employment before July 1, 1996, unless such individual had been rehired (as such term of "rehired" is defined by the regular personnel policies and practices of the Employer) prior to, and was again an active participant in the Plan on, July 1, 1996.

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               (ii) As of July 1, 1996, the participant is at least age 52 and has at least 10 years of service.

               (iii) The participant files a signed Early Retirement Window Program election form with the Human Resources Department electing to participate in the Early Retirement Window Program, and such election form is filed no earlier than July 1, 1996 and no later than August 15, 1996 (or, if later, no later than the date that is six weeks after the date Early Retirement Window Program descriptive materials and a related personal estimate of benefits are sent by the Human Resources Department to the participant).

               (iv) The participant retires from active employment on the date specified below that is applicable to him:

                    (A) Except as provided in subsection (B) below, all
               participants in the Early Retirement Window Program must retire from active employment on October 1, 1996.

                    (B) Notwithstanding subsection (A) above, if a participant's continued services after October 1, 1996, are required for reasons of business necessity in order to complete the transition activities of the participant's business line related to the merger of BayBanks, Inc. with a subsidiary of Bank of Boston Corporation, a participant's retirement date may be extended by the head of the participant's business line to a date when such participant's transition duties are completed. Any such extended retirement date must be specified in writing by the head of the participant's business line in a notice filed with both the affected participant and the Human Resources Department, which notice also summarizes the business necessity requiring the extension.

          (b) Notwithstanding subsection (a) above, (i) participants in this plan who are assigned after the merger to the combined entity's Asset Management business unit (including Private Banking and Trust) are not eligible to participate in the Early Retirement Window Program, and (ii) any employee who has a written individual employment agreement with his Employer (or with any affiliate thereof) that provides for severance or termination pay for such employee is not eligible to participate in the Early Retirement Window Program.

          (c) Notwithstanding subsection (a)(i), any participant who retired or terminated employment on or after May 1, 1996 and before October 1, 1996, and who met the requirements of subsection (a) at his date of termination of employment (based on his actual age and number of years of service as of his actual date of termination without any additions to his age or years of service hereunder), will nevertheless receive the enhanced benefits provided under Section A.3, with such enhanced benefits (including monthly payments under Section A.3(b)) beginning effective October 1, 1996 (if payable in the form of a monthly annuity). In addition, each such participant will be given an opportunity to elect a lump sum payment of his enhanced benefit amount in accordance with Section A.3(c); provided that, if a participant electing a lump sum has received payments from the Plan before payment of such lump sum amount, the lump sum amount will be reduced to reflect the actuarial value of the payments already received (using the actuarial factors specified in Section A.3(c). If such a person dies before October 1, 1996, his surviving spouse's benefits (if applicable) will be determined under Section A.4(a)(i).

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          A.3 Early Retirement Window Program Special Benefits.
              ------------------------------------------------

          (a) Each eligible participant who meets the requirements of Section
A.2 will have his Plan benefits calculated under the following rules:

               (i) His benefit amount under Section 4.1 of the Plan will be determined as if such participant had three years of benefit service in addition to his number of years of benefit service as of his date of retirement under the Early Retirement Window Program. However, the maximum number of years of benefit service counted under Section 4.1 will not be changed by this Schedule A.

               (ii) For purposes of determining a participant's benefit under
     Section 4.1, a participant's final average annual earnings will be the higher of (A) his current annual rate of salary in effect on his retirement date plus his Incentive Compensation Plan eligibility percentage for 1996; or (B) his final average annual earnings under Section 4.6(b).

               (iii) For purposes of determining under any applicable provision of the plan the reduction (if any) in a participant's monthly benefit amount resulting from the commencement of payments before any specific age, the participant will be deemed to have three additional years of service and three additional years of age beyond his actual number of years of service and age as of his date of retirement under the Early Retirement Window Program.

               (iv) For purposes of determining a participant's benefit amount under Section 4. 1, in the case of a participant who retires under the Early Retirement Window Program during 1997, the participant's primary Social Security benefit will be computed as if the participant had retired in calendar year 1996 and as if the participant had the additional years of service and years of age provided for under subsection (iii) above.

          (b) Social Security Bridge Benefit.  For purposes of determining the
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reduction in benefits under this plan to reflect benefits payable under the
Retirement Plan, the Social Security Bridge Benefit payable under Section H.3(b) of the Retirement Plan will be disregarded.

          (c) Form of Payment.  In addition to the forms of payment of his
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retirement benefit available to a participant under the other provisions of this plan, if a participant is eligible to and elects to receive his Retirement Plan benefit in the form of a lump sum payment, his benefit under this plan also will be paid in the form of a lump sum payment that is actuarially equivalent in value to the participant's enhanced benefit amount calculated under the provisions of subsection (a) above. For purposes of determining such actuarially equivalent lump sum payment, the actuarial assumptions specified in Section H.3(c) of the Retirement Plan will be used (in lieu of the actuarial assumptions that would normally be used in converting benefit amounts from one form of payment to another).


          A.4  Special Rules.
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          (a) Death.  If a participant who is eligible for and has elected to
              -----
participate in the Early Retirement Window Program dies, the following rules will apply to determine any death benefits:

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               (i) if the participant dies before October 1, 1996, any death benefits will be determined under the applicable provisions of this plan (other than this Schedule A), and such death benefits (if any) will not reflect any enhanced benefits under this Schedule A;

               (ii) if the participant dies on or after October 1, 1996, any death benefits will be determined under the applicable provisions of this plan, but calculated using the enhancements of Section A.3(a).

          (b) Disability.  If a participant who is eligible for and has elected
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to participate in the Early Retirement Window Program incurs a covered disability (as defined in Section 5. 1), the following rules apply: if the participant incurs a covered disability before the retirement date applicable to the participant under Section A.2(a)(iv), such participant may reject his election to participate in the Early Retirement Window Program, in which case his benefits under this plan will be determined in accordance with the provisions of Article 4 and the other applicable provisions of the plan (other than this Schedule A), or he may decide not to reject his election to participate in the Early Retirement Window Program, in which case he will be deemed to retire on the date such participant incurred such covered disability and he will receive the enhanced benefits provided under this Schedule A in accordance with its terms.

          (c) Social Security Adjustment Option.  If an eligible participant who
              ---------------------------------
has elected to participate in the Early Retirement Window Program elects the Social Security adjustment option form of payment under Section 6.2(c) of the Retirement Plan, the calculation of monthly benefit payments under this Plan before and after the participant reaches age 62 will reflect the Social Security bridge benefits payable to such participant under Section H.3(b) of the Retirement Plan."


                                    THE BAYBANKS CORPORATE
                                    COMPENSATION COMMITTEE



                                    By: /s/ ILENE BEAL
                                       --------------------
                                        Ilene Beal, pursuant to authority
                                        delegated by the BayBanks Corporate
                                        Compensation Committee

                                    Dated: December 10, 1996


          BayBanks, Inc. consents to the foregoing amendment.

                                    BAYBANKS, INC.


                                    By: /s/ ILENE BEAL
                                       --------------------
                                        Ilene Beal

                                    Dated: December 10, 1996

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